Sunarias Corporation

Financial Statements

From Inception
(February 3, 2010)
Through
April 30, 2010

TABLE OF CONTENTS

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REPORT OF INDEPENDENT REGISTERED
CERTIFIED PUBLIC ACCOUNTING FIRM                                                                                                                                                                                          1

FINANCIAL STATEMENTS:

Balance sheet	2

Statement of operations	3

Statement of stockholder’s equity	4

Statement of cash flows	5

Notes to the financial statements	6

REPORT OF INDEPENDENT REGISTERED
CERTIFIED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Sunarias Corporation

We have audited the accompanying balance sheet of Sunarias Corporation (a development stage company) as of December 31, 2009, and the related statements of operations, changes in stockholder’s equity, and cash flows for the period from inception (February 3, 2010) through April 30, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sunarias Corporation as of April 30, 2010, and the results of its operations and its cash flows for the period from inception (February 3, 2010) through April 30, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage and has no established source of revenue. These conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Berman Hopkins Wright & LaHam CPAs and Associates, LLP

May 21, 2010
Winter Park, Florida

SUNARIAS CORPORATION
A DEVELOPMENT STAGE COMPANY
BALANCE SHEET
APRIL 30, 2010

ASSETS
ASSETS
Cash and cash equivalents	--
Intangible asset (net of accumulated amortization of $2,500) $	97,500

Total assets	$97,500

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Total liabilities	$--

STOCKHOLDERS’ EQUITY
Common stock, $0.0001 par value, 100,000 authorized, issued and outstanding	$10
Additional paid-in capital	99,990
Accumulated deficit from inception	(2,500)

Total stockholders’ equity	97,500

Total liabilities and stockholders’ equity	$97,500

The accompanying notes are an integral part of these financial statements.

SUNARIAS CORPORATION
A DEVELOPMENT STAGE COMPANY
Statement of Operations
From Inception (February 3, 2010) through April 30, 2010

REVENUES	$--

EXPENSES
Amortization expenses	$2,500

Total expenses	$2,500

Net loss	$(2,500)

Net loss per share – basic and diluted	$(0.025)

Weighted average number of shares outstanding – basic and diluted	100,000

The accompanying notes are an integral part of these financial statements.

SUNARIAS CORPORATION
A DEVELOPMENT STAGE COMPANY
Statement of Stockholders’ Equity
From Inception (February 3, 2010) through April 30, 2010

                                       Common                                Additional          Accumulated         Total
                                   Shares                                Stock Par                                  Paid-in              Deficit from           Stockholder
                                  Issued                                    Value                              Capital                          Inception                 Equity
Beginning balances, February 3, 2010	--	$--	$--	$--	$--

Shares issued for intangible asset	100,000	10	99,990	--	100,000

Net loss for the period	--	--	--	(2,500)	(2,500)

Ending balances, April 30, 2010	100,000	$10	$99,990	$(2,500)	$97,500

The accompanying notes are an integral part of these financial statements.

SUNARIAS CORPORATION
A DEVELOPMENT STAGE COMPANY
Statement of Cash Flows
From Inception (February 3, 2010) through April 30, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,500)
Adjustments to reconcile to net cash from operating activities:
Amortization expense	2,500

Net cash from operating activities	--

Cash and cash equivalents, beginning of period	--
Cash and cash equivalents, end of period	--

SUPPLEMENTAL CASH FLOW INFORMATION
Non-cash transaction – issuance of common stock for intangible asset	$100,000

Interest paid	$--

Income taxes paid	$--

The accompanying notes are an integral part of these financial statements.

Note 1 – Organization and Summary of Significant Accounting Policies

Organization

Sunarias Corporation (the “Company”), is a California corporation incorporated on February 3, 2010 and was formed to acquire an existing solar energy technology.  In February 2010, the Company exchanged 100,000 shares of its common stock, which were all of the authorized, issued and outstanding shares for the technology.

Nature of Operations

The Company’s sole asset at April 30, 2010 consisted of an intangible technology asset related to the production of solar energy. The Company has created a business plan that consists of providing low cost alternative energy solutions to a large market. More specifically, Sunarias is engaged in thermal and solar energy management. It marries absorption chilling and solar thermal technologies to provide commercial buildings with energy efficiency at a lower cost and assists commercial entities in hedging against extraordinary utility costs. Its product may be appropriate for use by schools, hospitals, or municipal buildings, among others. The Company intends to market its product through vertical integration.

Basis of Accounting

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America, which contemplate the continuation of the Company as a going concern.

As of April 30, 2010, the Company was owned 100% by Healthcare of Today, Inc. (“HOTI”), a California corporation, and is consolidated within the financial statements of HOTI.  The financial statements presented herein are the Company’s on a stand-alone basis.

Development Stage

The Company's financial statements are presented as those of a development stage enterprise. Activities during the development stage include company formation, equity issued for a technology intangible asset and further implementation of the business plan. The Company has not generated any revenues since inception.

Going Concern

The Company is currently a development stage company, and has no established source of revenue. This matter raises substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management intends to raise financing through private or public equity financing or other means and interests that it deems necessary to provide the Company with the ability to continue in existence. The Company plans to begin ongoing operations in 2010.

Note 1 – Organization and Summary of Significant Accounting Policies (continued)

Risks and Uncertainties

The Company intends to operate in an industry that is subject to rapid technological change. The Company's operations will be subject to significant risk and uncertainties including financial, operational, technological, regulatory and other risks associated with a development stage company, including the potential risk of business failure.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Cash and Equivalents

The Company considers all highly liquid debt instruments with an original maturity of three months or less at the date of purchase to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts

Trade and other receivables will be reported at fair market value, less any provisions for uncollectible accounts considered to be necessary.  Accounts receivable will primarily include trade receivables from customers in connection with the Company’s solar energy.  The Company will estimate doubtful accounts on an item-by-item basis and include over-aged accounts as part of the allowance for doubtful accounts, which will generally be accounts that are ninety days or more overdue.  Since no sales had occurred as of April 30, 2010, no accounts receivable and no allowance was recorded at April 30, 2010.

Inventory

Inventory will be stated at the lower of cost or market, cost being determined on a first in first out basis. The Company will periodically review inventory for obsolescence and record reserves as deemed necessary based on the age, condition or other factors related to the inventory.

Property and Equipment

Property and equipment will be recorded at cost. Expenditures for major betterments and additions will be charged to the property accounts, while replacements, maintenance, and repairs that do not improve or extend the lives of the respective assets will be charged to expense. Depreciation will be computed principally using the straight-line method, based on the estimated useful lives of the assets.
There were no fixed assets at April 30, 2010.

Intangible Asset

The cost of technology intangible asset has been capitalized and is being amortized over the 10-year estimated life using the straight-line method. The Company will test for impairment of this asset on an annual basis by comparing the carrying amount to its estimated fair value.

Note 1 – Organization and Summary of Significant Accounting Policies (continued)

Income Taxes

The Company accounts for income taxes in accordance with the Financial Accounting Standards Board ASC 740, Income Taxes. Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is recorded and deducted from deferred tax assets when the deferred tax assets are not expected to be realized based on currently available evidence. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Revenue Recognition

The Company will recognize revenue when persuasive evidence of an arrangement exists, delivery has occurred, the amount is fixed or determinable, and collectability is reasonably assured. The Company will recognize interest income as earned.

Shipping and Handling Costs

Shipping and handling costs billed to customers will be recorded as revenue. Shipping and handling costs paid to vendors will be recorded as cost of sales.

Impairment of Long-Lived Assets

The Company will review its long-lived assets for impairment when events or changes in circumstances indicate that the book value of an asset may not be recoverable.  The Company will evaluate, at each balance sheet date, whether events and circumstances have occurred which indicate possible impairment. The Company will use an estimate of future undiscounted net cash flows of the related asset or group of assets over the estimated remaining life in measuring whether the assets are recoverable. If it is determined that an impairment loss has occurred based on expected cash flows, such loss will be recognized in the statement of operations.

Concentration of Credit Risk

The Company's financial instruments that will potentially subject the Company to a concentration of credit risk will consist principally of cash and cash equivalents During the period presented, the Company did not have any cash and cash equivalents.

Fair Value of Financial Instruments

The fair value of financial instruments, including cash and cash equivalents, approximate carrying value due to their short-term nature.

Note 1 – Organization and Summary of Significant Accounting Policies (continued)

Share-Based Compensation

All stock-based compensation is recognized as an expense in the financial statements and such cost is measured at the fair value of the award.  This method was adopted using the modified prospective method, which requires the Company to recognize compensation expense on a prospective basis.

Loss Per Common Share

The computation of basic loss per common share is computed using the weighted average number of common shares outstanding during the year. The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year plus common stock equivalents which would arise from their exercise. There were no common stock equivalents at April 30, 2010 or during the period from inception (February 3, 2010) through April 30, 2010.

Fair Value Measurements

The Company follows newly issued accounting guidance relating to fair value measurements. This guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels as follows:

Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access as of the measurement date.

Level 2 – inputs other than quoted prices included within Level 1 that are directly observable for the asset or liability or indirectly observable through corroboration with observable market data.

Level 3 – unobservable inputs for the asset or liability only used when there is little, if any, market activity for the asset or liability at the measurement date.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the unobservable inputs. The fair value of the Company’s Level 3 intangible asset approximates carrying value and is based on the value of the stock consideration paid.

Recent Accounting Pronouncements

The Financial Accounting Standards Board has issued guidance on accounting for Uncertainty in Income Taxes, FASB ASC 740, which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. Management has concluded that the Company has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.

Note 1 – Organization and Summary of Significant Accounting Policies (continued)

Recent Accounting Pronouncements (continued)

In June 2009, the FASB issued authoritative guidance establishing two levels of U.S. generally accepted accounting principles ("GAAP") -authoritative and -nonauthoritative and making the Accounting Standards Codification ("ASC") the source of authoritative, nongovernmental GAAP, except for rules and interpretive releases of the Securities and Exchange Commission. This guidance, which was incorporated into ASC Topic 105, "Generally Accepted Accounting Principles," was effective in 2009, and was used in preparation of these financial statements.

In May 2009, the FASB issued authoritative guidance establishing general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. This guidance, which was incorporated into ASC Topic 855, "Subsequent Events," was effective in 2009. The Company adopted ASC Topic 855 during the period ended April 30, 2010. Management has evaluated the effect subsequent events would have on the financial statements through the time these financial statements were issued or available to be issued on May 21, 2010.

Note 2 – Income Taxes

As of April 30, 2010, the Company has a Federal and State net operating loss carry-forward of approximately $2,500 which expires in 2030. The net operating loss tax benefit of approximately $900 has been fully reserved by a valuation allowance as the Company has not met the more likely than not criteria for realization of the tax asset.

Note 3 – Related party Transactions

During the period from inception (February 3, 2010) through April 30, 2010, the Company received certain management and administrative services from HOTI, its parent company, which also benefited HOTI.  Therefore, the parent company has elected not to bill the Company for these services, and these services are excluded from being recorded as expense by the Company.

Note 4 – Subsequent Events

On May 5, 2010, HOTI, the parent company, acquired 25 million shares of Alternative Energy Partners (AEGY), an over-the-counter bulletin board company, representing 56.9 percent of AEGY’s then issued and outstanding shares, from an existing AEGY shareholder.  As a result, HOTI became the majority shareholder of AEGY.

On May 18, 2010, HOTI exchanged with AEGY the 100,000 common shares of the Company for an additional five million shares of AEGY, increasing HOTI’s ownership in AEGY to 60.6 percent of the then outstanding shares. HOTI continues to indirectly own the Company.